VK-MCG-SUP 031819

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated March 18, 2019

The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class A, C, R, R5, R6 and Y shares of the Fund listed below:

Invesco Mid Cap Growth Fund

Effective on or about March 18, 2019, Elizabeth Bernstein will no longer serve as a Portfolio Manager to Invesco Mid Cap Growth Fund. Therefore, all references to Ms. Bernstein in the summary and statutory prospectuses and Statement of Additional Information are hereby removed as of that date.

VK-MCG-SUP 031819